UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2008

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)	78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On March 5, 2008, the Compensation Committee approved the following compensation payments to the Company’s named executive officers:

Cash Bonus Payments

After a review of competitive market data and the Company’s operating results for the 2007 fiscal year, the Compensation Committee approved the following cash bonus payments:

Name / Title	Cash Bonus

W. M. “Rusty” Rush President, Chief Executive Officer and Director	$870,000

W. Marvin Rush Chairman and Director	$653,000

Martin A. Naegelin, Jr. Executive Vice President	$260,000

David C. Orf Senior Vice President - Marketing, Fleets and Specialized Equipment Sales	$210,000

Daryl J. Gorup Senior Vice President - Dealership Operations	$210,000

The cash bonuses will be paid on March 15, 2008.

Stock Option Grants

The Compensation Committee approved the following stock options exercisable for the Company’s Class A common stock (the “Stock Options”):

Name / Title	Options

W. M. “Rusty” Rush President, Chief Executive Officer and Director	50,000

W. Marvin Rush Chairman and Director	40,000

Martin A. Naegelin, Jr. Executive Vice President	20,000

David C. Orf Senior Vice President - Marketing, Fleets and Specialized Equipment Sales	14,300

Daryl J. Gorup Senior Vice President - Dealership Operations	14,300

The Stock Options will be granted under the Rush Enterprises, Inc. 2007 Long-Term Incentive Plan (the “Plan”) on March 15, 2008 (the “Grant Date”).  The Stock Options will have an exercise price equal to the closing sale price of the Company’s Class A common stock on the Grant Date and will vest in three equal annual installments beginning on the third anniversary of the Grant Date.

Restricted Stock Awards

The Compensation Committee approved the following restricted stock awards of the Company’s Class A common stock (the “Restricted Stock Awards”):

Name / Title	# of Shares to be Awarded

W. M. “Rusty” Rush President, Chief Executive Officer and Director	10,000

W. Marvin Rush Chairman and Director	8,000

Martin A. Naegelin, Jr. Executive Vice President	4,000

David C. Orf Senior Vice President - Marketing, Fleets and Specialized Equipment Sales	2,860

Daryl J. Gorup Senior Vice President - Dealership Operations	2,860

The Restricted Stock Awards will be granted under the Plan on the Grant Date.  The value of the shares of the Company’s Class A common stock underlying each Restricted Stock Award will be dependent upon the closing sale price of the Company’s Class A common stock on the Grant Date.  The Restricted Stock Award will vest in three equal annual installments beginning on the first anniversary of the Grant Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

	By:	/s/ Steven L. Keller
Steven L. Keller
Vice President and Chief Financial Officer
Dated: March 11, 2008